Exhibit 23.2

                         CONSENT OF ARTHUR ANDERSEN LLP



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K, into the Company's previously filed Registration Statement File No. 333-69951.

                                                         /s/ ARTHUR ANDERSEN LLP



Philadelphia, Pa.
  August 12, 1999